================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-24548                  63-1120122
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

           900 West Main Street
             Dothan, Alabama                               36301
 (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code
                                 (334) 677-2108

            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.  OTHER EVENTS.

     On April 15, 2005, the Company issued a press release announcing that it is seeking to raise $325.0 million through a private placement of senior floating rate notes. A copy of this press release is included as an exhibit to this report and is incorporated by reference into this Item 8.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated April 15, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOVIE GALLERY, INC.

                                                 /s/ Ivy M. Jernigan
                                                 -------------------------
                                                 Ivy M. Jernigan
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date: April 15, 2005

                                 Exhibits Index

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated April 15, 2005